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Exhibit 23.5

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Summit Midstream Partners, LP of our report dated February 24, 2017 relating to the financial statements of Ohio Condensate Company, L.L.C., which appears in Exhibit 99.2 of Summit Midstream Partners, LP's Annual Report on Form 10-K for the year ended December 31, 2016. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Denver, Colorado
July 7, 2017

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  Exhibit 23.5
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM